Globalstar™

2009 Earnings Call Investor Presentation

March 11, 2010

Safe Harbor Language

This presentation contains certain statements that are, or may deemed to be, "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control, including demand for our products and services, including commercial acceptance of our new Simplex products, including our SPOT™ Satellite GPS Messenger; our ability to retain and migrate our two-way communications services subscribers to our second-generation constellation when it is deployed; problems relating to the construction, launch or in-orbit performance of our existing and future satellites, including the effects of the degraded ability of our first-generation satellite constellation to support two-way communication; problems relating to the ground-based facilities operated by us or by independent gateway operators; our ability to attract sufficient additional funding to meet our future capital requirements; our competitiveness vis-a-vis other providers of satellite and ground-based communications products and services; the pace and effects of industry consolidation; the continued availability of launch insurance on commercially reasonable terms, and the effects of any insurance exclusions; changes in technology; our ability to continue to attract and retain qualified personnel; worldwide economic, geopolitical and business conditions and risks associated with doing business on a global basis; and legal, regulatory, and tax developments, including changes in domestic and international government regulation.

Any forward-looking statements made in this presentation speak as of the date made and are not guarantees of future performance. Actual results or developments may differ materially from the expectations expressed or implied in the forward-looking statements, and we undertake no obligation to update any such statements. Additional information on factors that could influence our financial results is included in our filings with the Securities and Exchange Commission (the "SEC"), including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Introduction

Conference Call Agenda

1. Introduction
2. Key 2009 Highlights – Peter Dalton (Chief Executive Officer)
3. Current and Second-generation Constellation Update – Tony Navarra (President, Global Operations)
4. Quarterly Finance Review – Fuad Ahmad – Sr. Vice President and Chief Financial Officer
5. Closing Comments – Peter Dalton
6. Question and Answer Session

Key 2009 Highlights

Globalstar Financing of Second-Generation Satellites

On July 1st Globalstar announced completion of a $738 million financing.

1. The financing funds the manufacture, delivery and launch of the Company's first 24 second-generation satellites

2. It also provides the ability to continue development of the next-generation ground segment

ThalesAlenia Space
A Thales / Finmeccanica Company

arianespace
Service & Solutions



HUGHES. Connect to the future.

ERICSSON
TAKING YOU FORWARD

Key 2009 Highlights

Globalstar First to Utilize its ATC Spectrum Authority

In January 2009 Globalstar announced that its broadband service partner, Open Range Communications Inc. had closed on its $267 million Rural Utilities Service loan and its equity financing of $100m

1. Open Range has launched commercial WiMAX wireless broadband service in rural America under its spectrum lease agreement with Globalstar

2. The FCC has authorized 19.275 MHz of Globalstar spectrum for ATC use by terrestrial service providers

Note – There are current regulatory discussions concerning the flexible use of mobile satellite services spectrum for wireless broadband services



4G WiMAX Wireless Broadband to over 17 States

Key 2009 Highlights

In December Globalstar acquired assets of Axonn, L.L.C.

- Axonn is a leading developer and manufacturer of GPS asset-tracking and messaging products including the SPOT Satellite GPS Messenger™. Axonn also designs and markets enterprise satellite M2M products including the AXTracker™ and SMARTONE asset-tracking solutions.

- The acquisition secures the critical long-term supply chain and associated intellectual property rights and technical design for the SPOT Satellite GPS Messenger retail consumer product as well as a number of Simplex data machine-to-machine (M2M) enterprise solutions

- Axonn's IP expertise coupled with Globalstar's network capability provides the ability to offer and create an open source standard required to integrate Globalstar's proven messaging and global tracking technology into developers' new M2M products.

Globalstar

AXONN GLOBAL DATA SOLUTIONS

Key 2009 Highlights

Expanding Globalstar's Consumer Market Presence

Globalstar further established its retail consumer market presence by introducing new products and services and expanding to over 10,000 retail points of distribution for the SPOT Satellite GPS Messenger

LIVE TO TELL ABOUT IT

Globalstar – The World's First MSS Consumer Products Company

	2009	2010	2011 and beyond…
SPOT™ Satellite GPS Messenger - SPOT 2.0		Commercial Availability	
SPOT HUG			Commercial Availability
SPOT Delorme Satellite GPS Communicator			Commercial Availability
SPOT Assist – Roadside and Maritime Services	 SPOTASSIST	Commercial Availability	
Future SPOT and Simplex Consumer Devices			 Products in Development
GSP-1700 Re-Introduction 	■ ■ ■ ■ ■ ■	■ ■ ■ ■ ■ ■ ■	Commercial Availability
Next-Generation Handsets and Data Products		Enterprise Commercial Solutions	 Under Development

*NOTE: Globalstar product images depicted above are concepts only

*NOTE: Globalstar product image depicted above is a concept only

Key 2009 Highlights

NEW Consumer Products



SPOT Satellite GPS Messenger

The new SPOT Satellite GPS Messenger (SPOT 2) is approximately 30 percent smaller and lighter than the original award-winning product.

Globalstar HUG

HUG is a satellite-based security theft-recovery and messaging product designed to protect and track mobile assets such as maritime craft (yachts, jet-skis), motorcycles, etc.



Track Progress
SPOT FOB
SOS

HUG monitors the mobile asset's location and sends an "unauthorized movement" alert to a monitoring center

Post-Quarter Key Highlight

NEW Consumer Product – World's First Handheld GPS and Satellite Communicator


PN-60
DeLORME


DELORME

Delorme PN-60w with SPOT Communicator:

- Target: Outdoor users
- combines GPS navigation utility with custom messaging and SPOT emergency notification
- Product delivery expected late spring 2010

Delorme has placed an initial order for over 15,000 SPOT Communicators

Key 2009 Highlights

Ground Network Upgrades

Simplex 2.0 Network Ugpgrades

Software upgrades were installed at gateways equipped with Simplex data appliques

Expands the SPOT M2M Asset Tracking messaging capacity by 10X and the network's receiver sensitivity



Ground Segment CDR

Hughes Network Systems completed critical design review of the Globalstar RAN (radio access network) portion of the next-generation ground segment in August.



Satellite Interface Chipset CDR

Hughes also completed the CDR for the Globalstar next-generation satellite interface chipset

HUGHES. Connect to the future.

*NOTE: Globalstar product image depicted above is a concept only

Key 2009 Highlights

Coverage Expansion

Nigeria Gateway Opens

- In late 2009 the Nigeria gateway became operational expanding coverage into central and western Africa
- Globalstar independent service provider Globaltouch (West Africa) Limited operates the gateway located in Kaduna. Globalstar owns a 30 percent equity stake in Globaltouch.



Expanded SPOT Satellite GPS Messenger™ Coverage

Est. coverage area only. Full map details available at www.findmespot.com

Key 2009 Highlights

Globalstar Subscriber Growth

Significant Simplex data and SPOT Satellite GPS Messenger subscriber growth throughout 2009.

The Company completed the period ended December 31, 2009 with 390,594 subscribers or 46,264 more than it had at December 31, 2008.



Total Subscribers
400000
350000
300000
250000
200000
150000
100000
50000
0
2007
2008
2009
Total Subscribers

Current and Second-generation Constellation and Network Update

FIRST-GENERATION CONSTELLATION STATUS

- Current constellation continues to perform better than expected
- 44 satellites in service
- Simplex data performance continuing at 98 plus percent messaging reliability
- Duplex data and voice customers now using improved web-based call times availability tool or CTT (maintaining approximately 95 percent reliability)
- First -generation constellation reposition phase being completed in preparation for deployment of second-generation satellites



SECOND-GENERATION SATELLITE CONSTELLATION

Globalstar

Launch window opens in less than four months – First six Globalstar second-generation satellites scheduled for launch this summer











Globalstar

ThalesAlenia Space

arianespace

Service & Solutions

SECOND-GENERATION CONSTELLATION STATUS

(Right) Globalstar and Thales Alenia Space officials in front of a Globalstar second-generation production satellite.


ThalesAlenia

- Initial second-generation satellites are nearing completion at Thales Alenia Space facility in Rome, Italy.
- First six satellites are on schedule to be delivered to the Baikonur Cosmodrome in early July.
- First 90-day launch window is scheduled to open July 5, 2010 with launch expected in late summer

SECOND-GENERATION SATELLITE TIMELINE - Five Years of Planning and Execution of Milestones



Space Operations Milestones
2006
2007
2008
2009
2010
Today
Launch Window Begins
2nd Gen Space Contract Signature
System PDR
System CDR
2nd Gen CNF Contract Signature
2nd Gen Launch Contract Signature
SAT 1 Mated
SAT 2 Mated
SAT 5-7Mated
SAT 4Mated
SAT 3 Mated
Satellite Batch 1 Deliveries
Operate Gen 1 satellites with Gen 2 ground system
CNF Acceptance
Complete Installation o f 7 TCUs
Ready current constellation for Gen 2 SAT
Dispenser CDR
Dispenser 1 Delivery
Launch 1 Window
Dispenser Qualification
Launcher1 Delivery
Key
PDR: Preliminary Design Review
CDR: Critical Design Review
CNF: Control Network Facility
TCU: Telemetry and Command Unit
SAT: Satellite

2009 Finance Review

Fully Funded Business Plan

($ in Millions)



December 31, 2009
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$308
$250
$216
$196
$154
$119
$82
$57
$34
$20
$42
$35
Capital Expenditures
Liquidity

Liquidity as of 12/31/2009		$ 390
2nd Generation Constellation CapEx		
Thales Alenia Space	$ 137	
Arianespace	$ 59	
Ground Segment /1	$ 36	
Launch Insurance	$ 40	
	$ 271	
Remaining Liquidity		$ 119

/1 Not essential to 2nd generation satellite deployment.

Complete 2nd Generation Constellation Launch and Deployment

Quarterly Adjusted EBITDA

($ in Thousands)

	Three Months Ended			
	March 31, 2009	June 30, 2009	Sept 30, 2009	Dec 31, 2009
Revenue	$ 15,163	$ 15,716	$ 17,521	$ 15,879
Operating Expenses	$ 32,804	$ 28,317	$ 29,198	$ 27,751
Operating Income/(Loss)	$ (17,641)	$ (12,601)	$ (11,677)	$ (11,872)
Other Income/(Expense)	$ (4,117)	$ (1,161)	$ 6,158	$ (22,012)
Net Income/(Loss)	$ (21,758)	$ (13,762)	$ (5,519)	$ (33,884)
Adjusted EBITDA	$ (6,843)	$ (3,322)	$ (494)	$ (1,973)
Adjusted EBITDA Margin	(45%)	(21%)	(3%)	(12%)

/1 Please see Appendix A to this presentation for the definition of Adjusted EBITDA and reconciliations of GAAP to non-GAAP.

Aggressive Cost Management Continues to Yield Near Breakeven Results


($ in Thousands)
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$24,411
$24,157
$27,322
$24,353
$22,006
$19,038
$18,015
$17,852
($2,277)
($1,158)
($4,797)
($5,956)
Adjusted EBITDA
($6,843)
($3,322)
($494)
($1,973)
$22,134
$22,999
$22,525
$18,397
$15,163
$15,716
$17,521
$15,879
Q1-08
Q2-08
Q3-08
Q4-08
Q1-09
Q2-09
Q3-09
Q4-09
Adjusted Operating Expenses
Total Revenue

1/ Please see Appendix A to this presentation for the definition of Adjusted EBITDA.

Low Retail Monthly Churn Coupled With Stable ARPU

Low Monthly Retail Churn



1.3%
1.3%
1.2%
1.4%
Q1-09
Q2-09
Q3-09
Q4-09

Stable ARPU



$5.26
$1.66
$23.08
$5.53
$2.19
$25.80
$6.11
$27.60
$6.51
$1.98
$24.33
Q1-09
Q2-09
Q3-09
Q4-09
Retail
IGO
Simplex

Demonstrated Subscriber Growth



450,000
425,000
400,000
375,000
350,000
325,000
300,000
275,000
250,000
225,000
200,000
175,000
150,000
125,000
100,000
75,000
50,000
25,000
0
YOY Growth 13%
91,913
31%
79,530
27%
121,816
42%
118,341
37%
77,929
25%
119,641
38%
136,314
41%
74,272
23%
118,802
36%
155,196
45%
73,763
21%
115,371
34%
169,875
47%
73,264
21%
113,731
32%
189,879
51%
69,491
19%
112,113
30%
206,422
54%
65,598
17%
110,293
29%
218,897
56%
64,723
17%
106,974
27%
Q1-08
Q2-08
Q3-08
Q4-08
Q1-09
Q2-09
Q3-09
Q4-09
Duplex
IGO
Simplex

Closing Remarks

SUMMARY - FINANCING

Globalstar $738 million financing fully funds manufacture and launch of 24 new satellites and deployment of second-generation satellite constellation. Paves way for continued development of next-generation ground segment

Globalstar

+







*NOTE: Globalstar product image depicted above is a concept only

SUMMARY - SATELLITE PARTNERSHIP

Globalstar

Assembling a world-class technology and financing partnership to build the Globalstar Next-Generation Network

ThalesAlenia Space

arianespace Service & Solutions

ERICSSON TAKING YOU FORWARD

HUGHES. Connect to the future.



Globalstar

THERMO

coface

BNP PARIBAS | La banque d'un monde qui change

SOCIETE GENERALE Corporate & Investment Banking

CRÉDIT AGRICOLE CORPORATE & INVESTMENT BANK

CIC

NATIXIS

Globalstar – The World's First MSS Consumer Products Company with more than 10,000 retail points of distribution


Globalstar
+
Internet
GPS
=
spot
*
spot ADVENTURES
EVERY DAY IS AN ADVENTURE. SHARE YOURS.
SPOTASSIST
SATELLITE GPS SAFETY SYSTEM
HUG

*NOTE: Globalstar product images depicted above are concepts only and are not to scale

SUMMARY – STRATEGIC ACQUISITION

Globalstar acquisition of Axonn secures critical supply chain and intellectual property rights for SPOT Satellite GPS Messenger and asset tracking solutions. It also provides the ability to offer developers, and open source technology standard needed to integrate Globalstar's proven capability into their future products and services.

Globalstar + AXONN GLOBAL DATA SOLUTIONS



 *

*NOTE: Globalstar product image depicted above is a concept only

SUMMARY – SATELLITE SPECTRUM HOLDINGS

Globalstar has more than 25 MHz of global satellite spectrum. Industry interest in acquiring spectrum for wireless broadband is once again increasing. Globalstar is the first and only MSS company to have utilized its ATC spectrum authority with the FCC, having already signed a spectrum lease agreement with wireless broadband provider Open Range Communications

Wireless Spectrum Frequencies | **Globalstar Global Spectrum Detail**



600
900
1,200
1,600
1,800
2,100
2,400
2,700
806 to 902 MHz
verizon
at&t
1850 to 1990 MHz
Sprint
T-Mobile
2500 to 2690 MHz
clearwire wireless broadband
L-Band
S-Band
MSV/Inmarsat
Globalstar 8.725 MHz
Iridium
MSV/Inmarsat
1610 MHz
1621.35 MHz
ICO/Terrestar
Sirius/XM
Globalstar 16.50 MHz
Clearwire
Sprint Nextel
2483.5 MHz
2500 MHz
*

SUMMARY – GLOBALSTAR VALUE DRIVERS

1. MSS Core Business



Globalstar



2006 30% EBITDA with $140m in revenue

→ Approx 50% EBITDA Margin at $200m-$250m of recurring revenue generating $100m-$125m of annualized EBITDA

+

2. Consumer Retail Business

spot



New GPS products and services, secured IP and supply chain, and received orders to ship more than 200,000 retail units worldwide

→ 500,000 activated units equates to approx $62.5m in recurring EBITDA

+

3. Global Spectrum

Globalstar



Globalstar has already utilized authorized ATC spectrum in the US

→ 19.275 MHz of domestic spectrum provides potential value of $2.3 billion

+

4. Converged Next-gen Products



HUGHES. Connect to the future.



Hughes is designing a new, small, affordable and embeddable satellite chip

→ Potential revenue generation from world-wide mobile handset marketplace

Globalstar™

www.globalstar.com

www.findmespot.com

For additional investor information please contact

Dean Hirasawa - Director, Public and Investor Relations
(408) 933-4006
dean.hirasawa@globalstar.com

Appendix A

Definition of Terms and Reconciliation of Non-GAAP Financial Measures

We utilize certain financial measures that are widely used in the telecommunications industry and are not calculated based on GAAP. A reconciliation of these measures to GAAP and a discussion of certain other operating metrics used in the industry are defined and explained below.

GLOBALSTAR, INC.
RECONCILIATION OF GAAP TO ADJUSTED
(Dollars in thousands, except ARPU)
(Unaudited)

	Three months ended				Year ended
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	December 31, 2009
Revenue					
Service Revenue	$ 11,131	$ 12,562	$ 13,260	$ 13,275	$ 50,228
Equipment Revenue	4,032	3,154	4,261	2,604	14,051
Total Revenue	$ 15,163	$ 15,716	$ 17,521	$ 15,879	$ 64,279
Operating Expenses					
Cost of Services	10,408	7,961	9,403	8,432	36,204
Cost of Subscriber Equipment	2,995	3,480	1,994	2,325	10,794
Marketing, General and Administrative	13,977	11,408	12,328	11,497	49,210
Depreciation & Amortization	5,424	5,468	5,473	5,497	21,862
Total Operating Expenses	$ 32,804	$ 28,317	$ 29,198	$ 27,751	$ 118,070
Operating Income/(Loss)	$ (17,641)	$ (12,601)	$ (11,677)	$ (11,872)	$ (53,791)
Interest and Derivative Income/(Expense)	(112)	(3,882)	4,411	(22,230)	(21,813)
Other Income/(Expense)	(3,975)	2,529	1,839	272	665
Income Tax Expense (Benefit)	30	(192)	92	54	(16)
Net Income/(Loss)	$ (21,758)	$ (13,762)	$ (5,519)	$ (33,884)	$ (74,923)
EBITDA /1	$ (16,192)	$ (4,604)	$ (4,365)	$ (6,103)	$ (31,264)
Impairment of Assets	-	648	6	259	913
Non-Cash Compensation	3,132	2,514	2,699	2,231	10,576
2nd Generation Development	2,057	175	2,081	15	4,328
Other One Time Non Recurring Charges	185	474	924	1,897	3,480
Foreign Exchange and Other Loss/(Income)	3,975	(2,529)	(1,839)	(272)	(665)
Adjusted EBITDA /2	$ (6,843)	$ (3,322)	$ (494)	$ (1,973)	$ (12,632)
Adjusted EBITDA Margin	(45%)	(21%)	(3%)	(12%)	(20%)

Appendix A (continued)

(1) EBITDA represents earnings before interest, income taxes, depreciation and amortization. EBITDA does not represent and should not be considered as an alternative to GAAP measurements, such as net income, and the Company's calculations thereof may not be comparable to similarly entitled measures reported by other companies.

The Company uses EBITDA as a supplemental measurement of its operating performance because, by eliminating interest, taxes and the non-cash items of depreciation and amortization, the company believes it best reflects changes across time in the company's performance, including the effects of pricing, cost control and other operational decisions. The company's management uses EBITDA for planning purposes, including the preparation of its annual operating budget. The company believes that EBITDA also is useful to investors because it is frequently used by securities analysts, investors and other interested parties in their evaluation of companies in similar industries. As indicated, EBITDA does not include interest expense on borrowed money or depreciation expense on our capital assets or the payment of income taxes, which are necessary elements of the company's operations. Because EBITDA does not account for these expenses, its utility as a measure of the Company's operating performance has material limitations. Because of these limitations, the company's management does not view EBITDA in isolation and also uses other measurements, such as net income, revenues and operating profit, to measure operating performance.

(2) Adjusted EBITDA is further adjusted to exclude non-cash compensation expense, asset impairment charges, foreign exchange gains/(losses) and certain other one-time charges. Management uses Adjusted figures for EBITDA in order to manage the Company's business and to compare its results more closely to the results of its peers.